UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 9, 2007

CENTERLINE HOLDING COMPANY

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-13237	13-3949418

(Commission File Number)	(IRS Employer Identification No.)

625 Madison Avenue, New York, NY 10022

(Address of Principal Executive Offices)	(Zip Code)

212-317-5700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.Regulation FD Disclosure.

Attached to this Current Report on Form 8-K, as Exhibit 99.1 and Exhibit 99.2, respectively, are the texts of the speeches to be delivered by Marc D. Schnitzer, the Chief Executive Officer and President of Centerline Holding Company (the "Registrant"), and Robert L. Levy, the Chief Financial Officer of the Registrant, during the conference call to review the Registrant's financial results for the quarter ended June 30, 2007, scheduled to be held on Thursday, August 9, 2007 at 10:00 a.m. Eastern Time.  The audio portion of the conference call will be broadcast live over the Internet and can be accessed by all interested parties also through the Registrant’s website, in the “Investor Relations” section.

The information in this Current Report on Form 8-K, including the exhibits attached hereto, are being furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01.Financial Statements and Exhibits

(a).           Financial Statements

Not Applicable.

(b).           Pro Forma Financial Information

Not Applicable.

(c).           Exhibits

 Exhibit 99.1 2007 Centerline Holding Company Earnings Conference Speech by Marc D. Schnitzer
 Exhibit 99.2 2007 Centerline Holding Company Earnings Conference Speech by Robert L. Levy

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTERLINE HOLDING COMPANY
(Registrant)

By:	/s/ Robert L. Levy
Robert L. Levy
Chief Financial Officer

August 9, 2007